UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2007

                            WealthCraft Systems Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-51575                    88-0409165
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

Unit A, 9/F, On Hing Building, 1 On Hing Terrace, Central, Hong Kong
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code +852-3586-8234

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                (Room 1005, 10th Floor, Universal Trade Centre,
                       3 Arbuthnot Road, Hong Kong, SAR)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 3.03. Unregistered Sales of Equity Securities.

On May 21, 2007, WealthCraft Systems Inc. (the "Company") issued 1,000,000 shares of its common stock par value $0.001 per share to "non-U.S. Persons" as contemplated under the provisions of Regulation S promulgated under the Securities Act of 1933 (the "Securities Act"). The shares of stock were issued as consideration for services performed on the Company's behalf and in contemplation of such future efforts on behalf of the Company.

These shares were issued pursuant to the exemptions from registration contained in Regulation S promulgated under the Securities Act on the basis of representations made by the subscribers that the subscribers were not "U.S. persons", as that term is defined under Regulation S, and that the subscribers were not acquiring the shares for the account or benefit of a U.S. person.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WEALTHCRAFT SYSTEMS INC.


Date: August 14, 2007              By: /s/ Kelly Jay Michael Tallas
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                                   Name: Kelly Jay Michael Tallas
                                   Title: Chairman of the Board,
                                          President and Chief Executive Officer,


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